UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Realty Capital Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AN IMPORTANT MESSAGE FOR ALL AMERICAN REALTY CAPITAL PROPERTIES STOCKHOLDERS MAKE YOUR VOTE COUNT At the February 26, 2013 Special Meeting of ARCP Stockholders Vote FOR the Proposal to Approve the Issuance of ARCP Common Stock to American Realty Capital Trust III Stockholders STOCKHOLDERS ARE URGED TO VOTE TODAY Three Easy Ways to Vote: 1. Vote by Telephone. Call toll free: (800) 690-6903. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 3. Vote by Mail. Please mark, sign and return the enclosed proxy card in the postage-paid envelope provided. *Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote.

American Realty Capital Properties

American Realty Capital Properties, Inc.

Make Your Vote Count | Vote The Proxy Card Today

ARCP is seeking your support at the Company's Special Meeting of Stockholders on February 26, 2013 to approve the proposal to issue shares of ARCP common stock to the stockholders of ARCT III.

The proposed merger represents a synergistic union of two high-quality, primarily investment grade tenant focused net lease portfolios with unique complementary strategies.


American Realty Capital Trust III, Inc.
Public, Non-Traded Offering
Independent Broker Dealer Channel
$1.7 Billion Raised
$10.00/Share Selling Price
American Realty Capital Properties
Established Public Trading History
Access to Public Equity & Debt Markets
Equity Research Analyst Coverage
$13.90/Share Trading Price*

ACQUISITION MIX: 70%	ACQUISITION MIX: 30%	
• Market rents	• Vintage rents	• Combine high credit quality stable income plus growth
• At or below replacement cost	• Below replacement cost	• Extract growth potential from below market leases and greater lease rollover
• Long-term leases	• Medium-term leases	• Target acquisition mix of 70/30 long duration / mid duration
• Stable income	• High current income	• Maintain blended lease duration of 10-12 years
• Low lease rollover	• Greater lease rollover	
• Moderate growth	• Substantial growth opportunities	

** As of 1/22/2013 market close: day the final proxy statement was filed and declared effective.*

YOUR BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED MERGER WITH ARCT III IS IN THE BEST INTERESTS OF ARCP AND ITS STOCKHOLDERS

The proposed merger offers a number of compelling benefits to ARCP stockholders, including:

✓ Increased Size and Scale

- Enterprise value of $3.0 billion
- One of the largest publicly traded net lease REITs and one of the largest publicly traded REITs in the U.S.
- Potential for future index inclusions in the MSCI and the Russell 2000 indices

✓ Significant Capital Markets Benefits

- Equity market capitalization of $1.9 billion, greatly increased public float
- Greater access to various forms of capital, the potential to lower the cost of its equity and debt, the opportunity to achieve an investment grade corporate credit rating

✓ Adjusted Funds From Operations ("AFFO") Growth

- AFFO growth for the combined company is projected to increase 16% from 2013E to 2014E, compared to 4% among its peer set

✓ Operating Synergies and Cost Reduction

- Eliminates acquisition and financing fees, reduces management fees and internalizes certain functions with no internalization fee
- Expected to realize $48 million in cost savings over a five-year period

✓ Enhanced Portfolio Quality and Diversification

- Increased geographic and industry diversity, reduced tenant concentration
- Best-in-class, well-diversified net lease portfolio, high credit quality tenants of long- and mid-weighted average lease terms

Combined Company Portfolio (Pro Forma March 31, 2013)

No. of Properties	806
Total Square Feet	18.9 million
Occupancy	100%
Avg. Remaining Lease Term	12.4 years
% Investment Grade*	77%
No. of Tenants	44
No. of Industries	20
States	44
Enterprise Value	$3.2 billion
Average Acquisitions Cap Rate	7.99%
2013 Annualized Rents	$179.8 million

Forward-Looking Statements: Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP's and ARCT III's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCP and ARCT III to obtain the stockholder approvals required to consummate the proposed merger; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCP's and ARCT III's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Your Vote is Important Maximize the value of your investment in ARCP Three Easy Ways to Vote: 1. Vote by Telephone. Call toll free: (800) 690-6903. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 3. Vote by Mail. Please mark, sign and return the enclosed proxy card in the postage-paid envelope provided. Stockholders are urged to vote promptly “FOR” this transaction Your Vote Is Important, No Matter How Many Shares You Own If you have questions about how to vote the Company’s proxy solicitor: Innisfree M&A Incorporated Toll Free At: (877) 800-5187 *Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote. Additional Information and Where to Find It: In connection with the proposed merger, ARCP and ARCT III have fi led a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of ARCP and ARCT III. These materials are not a substitute for the definitive proxy statement or the Registration Statement on Form S-4 (File No. 333- 185935) that ARCP fi led with the SEC in connection with the proposed merger with ARCT III. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT ARCP, ARCT III AND THE PROPOSED MERGER. Investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents fi led with the SEC from the SEC’s website at www.sec.gov. Copies of the documents fi led by ARCP with the SEC are also available on ARCP’s website at www.americanrealtycapitalproperties.com, and copies of the documents fi led by ARCT III with the SEC are available on ARCT’s website at www.arct-3.com. Participants in Solicitation :ARCT III, ARCP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT III’s and ARCP’s stockholders in respect of the proposed merger. Information regarding ARCT III’s directors and executive officers can be found in ARCT III’s definitive proxy statement fi led with the SEC on April 24, 2012. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement fi led with the SEC on May 4, 2012 and its Current Report on Form 8-K fi led with the SEC on October 16, 2012. Stockholders may obtain additional information regarding the interests of ARCT III and its directors and executive officers in the proposed merger, which may be different than those of ARCT III’s stockholders generally, by reading the definitive proxy statement fi led in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger fi led with the SEC. These documents are available free of charge on the SEC’s website and from ARCT III or ARCP, as applicable, using the sources indicated above.